SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2008
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

            References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“General Finance”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation (“GFNA”) and its subsidiary Pac-Van, Inc., an Indiana corporation ("Pac-Van"), and GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”), its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFN Holdings”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation (“GFN Finance”), and its subsidiary RWA Holdings Pty Limited, an Australian corporation (“RWA”). RWA and its subsidiaries are collectively referred to in this Report as “Royal Wolf.”

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Item 3.02	Unregistered Sales of Equity Securities	3

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	3

Item 8.01	Other Events	3

Item 9.01	Financial Statements and Exhibits	3

Exhibit 3.1
Exhibit 3.2
Exhibit 99.1

Item 3.02  Unregistered Sales of Equity Securities

On December 8, 2008 Pac-Van entered into an agreement with William Lloyd under which Pac-Van acquired storage containers and related assets from William Lloyd for a total of $490,000, which included cash and the issuance by General Finance of 100 shares of Series B 8% Cumulative Preferred Stock (“Series B Preferred Stock”) with a liquidation value of $1,000 per share, a par value of $0.0001 per share and an aggregate liquidation value of $100,000.

The Series B Preferred Stock is not convertible into General Finance common stock.  The Series B Preferred Stock has no voting rights, except as required by Delaware law.  Holders of Series B Preferred Stock are entitled to receive, when declared by the board of directors of General Finance, annual dividends of $80.00 per share paid quarterly on the 31st day of January, July and October of each year and the 30th day of April of each year.  In the event of any liquidation or winding up of General Finance, the holders of Series B Stock will be entitled to receive, in preference to holders of common stock and after holders of the Series A 12.5% Cumulative Preferred Stock of General Finance (the “Series A Preferred Stock”) have received $50 per share plus an amount equal to accrued by unpaid dividends, an amount equal to the liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends, if any.

The Series B Preferred Stock was offered and sold to William Lloyd in a private placement transaction in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder.  William Lloyd is an accredited investor as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended. General Finance filed its Certificate of Designation of Preferences, Rights and Limitations of Series B Preferred Stock with the State of Delaware on December 3, 2008.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the terms of the Series A Preferred Stock. This Certificate of Designation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

On December 3, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designation establishing the terms of the Series B Preferred Stock. This Certificate of Designation is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01 Other Events

General Finance will make presentations from time to time during the period prior to the filing of its Quarterly Report on Form 10-Q in February 2009.  The materials for the presentations to investors are furnished hereunder as Exhibit 99.1.

In accordance with general instruction B.2 to Form 8-K, information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit:

3.1	Certificate of Designation for the Series A Preferred Stock filed with the Delaware Secretary of State on December 3, 2008

3.2	Certificate of Designation for the Series B Preferred Stock filed with the Delaware Secretary of State on December 3, 2008

99.1         General Finance Corporation Investor Presentation dated December 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: December 8, 2008	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Certificate of Designation for the Series A Preferred Stock filed with the Delaware Secretary of State on December 3, 2008

3.2	Certificate of Designation for the Series B Preferred Stock filed with the Delaware Secretary of State on December 3, 2008

99.1	General Finance Corporation Investor Presentation dated December 2008

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